UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 9, 2009

Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600

(Commission File Number)	(I.R.S. Employer Identification No.)

550 West Texas Avenue, Suite 100
Midland, Texas	79701

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 683-7443
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Concho Resources Inc. (the “Company”) is filing a registration statement today on Form S-3, which incorporates by reference the contents of this Current Report on Form 8-K. The subsidiaries of the Company (the “Subsidiary Guarantors”) will be co-registrants with the Company, and the registration statement will register guarantees of debt securities by the Subsidiary Guarantors. At such time, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. Pursuant to Rule 3-10 of Regulation S-X, the Company is adding in Exhibit 99.1 to this Current Report on Form 8-K Note Q to the Notes to Consolidated Financial Statements at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and Note P to the Condensed Notes to Consolidated Financial Statements at June 30, 2009 and for the three and six months ended June 30, 2009 and 2008 in Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, which Item 1 is updated in this Current Report on Form 8-K in Exhibit 99.2.
     This Current Report on Form 8-K also includes pro forma financial statements as of and for the year ended December 31, 2008 for the Company’s acquisition of Henry Petroleum LP and certain of its affiliates in August of 2008. These financial statements are being filed to satisfy the requirements of Rule 11-01 of Regulation S-X, will be incorporated by reference into the registration statement, and are filed herewith as Exhibit 99.3.
     This report should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Reports on Form 10-Q for the three and six months ended June 30, 2009, as well as its other filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(b)	Pro forma financial information.

The unaudited pro forma financial information of the Company is set forth in Exhibit 99.3.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP.

23.2	Consent of Cawley, Gillespie & Associates, Inc.

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	“Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

99.2	“Item 1. Financial Statements” of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

99.3	Unaudited pro forma financial information of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.
Date: September 9, 2009	By:	/s/ DAVID W. COPELAND
	Name:	David W. Copeland
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP.

23.2	Consent of Cawley, Gillespie & Associates, Inc.

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	“Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

99.2	“Item 1. Financial Statements” of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

99.3	Unaudited pro forma financial information of the Company.